UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):        December 18, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

          1-4626                                       13-1534671
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   (Commission File Number)                   (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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          Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On August 22, 2007, the Registrant completed a private placement pursuant to which it issued to YA Global Investments, L.P. ("YA") a 12% secured convertible debenture (the "Debenture") with a principal amount of $4,000,000, and one warrant to purchase a total of 1,262,274 shares of the Registrant's common stock. By letter agreement dated December 19, 2007, the Registrant and YA have agreed that: (a) the full unpaid principal amount of the Debenture, together with interest and other amounts owing, is immediately due and payable to YA in cash without the necessity of the passage of additional time; (b) YA may remove from escrow the sum of $375,000 and apply such amount to the accelerated indebtedness under the Debenture; and (c) YA shall refrain from pursuing other collection rights and remedies under the Debenture and related agreements for a period of not more than 10 days, but in no event later than the date upon which the Registrant may commence proceedings for relief under the bankruptcy or similar laws relating to debtor or creditor relief.

     In connection with the foregoing, the parties have executed the agreement referred to in Item 9.01 of this Current Report on Form 8K (and attached hereto as an exhibit). The foregoing description of the Registrant's agreements with YA is merely a summary and is not intended to be complete. You are encouraged to read Exhibit 10.1 hereto in its entirety, as well as documents relating to the Debenture previously filed by the Registrant on a Current Report on Form 8K filed with the Securities and Exchange Commission on August 28, 2007.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

     The information set forth under Item 1.01 of this Current Report on Form 8K is hereby incorporated by reference into this Item 2.04 in its entirety.

Item 4.01 Changes in Registrant's Certifying Accountant

     By letter dated December 18, 2007, BDO Seidman, LLP ("BDO"), which served as the independent registered public accounting firm for the Registrant, confirmed to the Registrant that client-auditor relationship between BDO and the Registrant has ceased. A copy of such letter is filed as an Exhibit to this Current Report on Form 8K. The decision to end the client-auditor relationship was not recommended or approved by the Registrant's Audit Committee. The reports of BDO on the Registrant's consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were such opinions qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years (and any subsequent period), there have been no disagreements (as described under
Item 304(a)(1)(iv) of Regulation S-K) between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


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

     On December 18, 2007, the Registrant received notification that Jonathan Stearns has resigned from the Registrant's Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.              Description
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10.1 Letter  Agreement,  dated as of December 19,  2007,  by and among YA GLOBAL
     INVESTMENTS, L.P. and HARVEY ELECTRONICS, INC.


99.1 Letter from BDO Seidman, LLP dated December 18, 2007


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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HARVEY ELECTRONICS, INC.


Date: December 26, 2007               /s/Joseph J. Calabrese
                                      ---------------------------
                                      Joseph J. Calabrese
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary






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


Exhibits Index.

No.              Description
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10.1 Letter  Agreement,  dated as of December 19,  2007,  by and among YA GLOBAL
     INVESTMENTS, L.P. and HARVEY ELECTRONICS, INC.

99.1 Letter from BDO Seidman, LLP dated December 18, 2007









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